UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 1, 2009
REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

DELAWARE	000-51757	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2001 Bryan Street, Suite 3700
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (214) 750-1771
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On December 1, 2009, Regency Energy Partners LP, a Delaware limited partnership (“Regency”), issued a press release announcing the commencement of an underwritten public offering by Regency of up to 10,000,000 common units representing limited partner interests in Regency. Regency has granted the underwriters a 30-day option to purchase up to an additional 1,500,000 common units. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 8.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit
Number	Description

99.1	Regency Energy Partners LP Launch Press Release dated December 1, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP
By:	Regency GP LP, its general partner

By:	Regency GP LLC, its general partner

By:	/s/ Paul M. Jolas
Paul M. Jolas
Executive Vice President and Chief Legal Officer
December 1, 2009